Loans and Debentures	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Loans and Debentures
Note 14 – Loans and Debentures

The following are the contractual conditions of the Group’s interest-bearing loans and credit, which are measured based on amortized cost. Additional information regarding the Group’s exposure to interest risks, foreign currency and liquidity risk is provided in Note 28, in connection with financial instruments.

	As at December 31
	2025	2024
	$ Thousands
Current liabilities
Current maturities of long-term liabilities:
Loans from banks and others	41,014	22,347
Non-convertible debentures	76,427	58,222
Others	-	3,950
	117,441	84,519
Non-current liabilities
Loans from banks and others	1,142,116	726,625
Non-convertible debentures	509,587	455,955
	1,651,703	1,182,580

Total	1,769,144	1,267,099

A.1            Classification based on currencies and interest rates

	As at December 31,
	2025	2024
	$ Thousands
Debentures (1)
In shekels(1)	586,014	514,177

Loans from banks and others (2)
In shekels	1,183,130	752,922

	1,769,144	1,267,099

1.	Annual interest rates between 2.5% to 6.2% (2024: 2.5% to 6.2%).
2.	Hadera: Annual interest between 2.4% to 3.9% (for the linked loans) and between 3.6% to 5.4% (for the unlinked loans); OPC Israel: Annual interest of prime plus 0.3% to 0.4%

As of December 31, 2025 and 2024, all loans and debentures relate to liabilities incurred by OPC and its subsidiaries, and OPC and its subsidiaries complied with all of its financial covenants.

A.2         Reconciliation of movements of liabilities to cash flows arising from financing activities

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2025	611,811	141,111	514,177	12,184
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	5,251
Receipt of loans	352,401	4,576	151,772	-
Repayment of debentures and loans	(28,087)	(17,801)	(152,732)	-
Interest paid	(37,604)	(530)	(13,877)	-

Net cash provided by/(used in) financing activities	286,710	(13,755)	(14,837)	5,251

Effect of changes in foreign currency exchange rates	103,808	1,084	67,605	(3,971)
Interest and CPI expenses	48,219	9,450	21,403	(2,088)
Changes in fair value, application of hedge accounting and other	(5,308)	-	(2,334)	1,666

Balance as at December 31, 2025	1,045,240	137,890	586,014	13,042

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2024	912,359	129,461	526,784	(14,905)
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	2,105
Receipt of loans	534,710	28,380	52,349	-
Repayment of debentures and loans	(527,941)	(20,334)	(52,631)	-
Interest paid	(49,214)	(843)	(10,844)	-

Net cash (used in)/provided by financing activities	(42,445)	7,203	(11,126)	2,105

Effect of changes in foreign currency exchange rates	(18,364)	(4,619)	(21,360)	24,647
Interest and CPI expenses	71,534	9,066	24,194	(2,937)
Changes in fair value, application of hedge accounting and other	(310)	-	(4,315)	4,278
Business combination	(310,963)	-	-	(1,004)

Balance as at December 31, 2024	611,811	141,111	514,177	12,184

1.	Long-term loans from banks and others

A.
Loan facilities in OPC

On August 11, 2024 (“Financial Closing Date”) OPC Israel (the “Borrower”) - engaged in two financing agreements with Bank Hapoalim Ltd. and Bank Leumi B.M. for the provision of loans at the total amount of approximately $443 million (approximately NIS 1.65 billion), which served mainly for early repayment of existing project financing of OPC Tzomet and Gat and for the financing of the Borrower’s activity as defined in the financing agreements.

In connection with the above, OPC recognized a one-off finance expense of approximately $13 million (approximately NIS 49 million) from the loss of extinguishment of financial liabilities, which approximately $3 million (approximately NIS 12 million) in respect of early repayment fees.

On January 30, 2025, OPC Israel (hereinafter - the “Borrower”) entered into a financing agreement with Israel Discount Bank Ltd. for the extension of a loan in the total amount of NIS 300 million (approximately $81 million). On February 18, 2025, NIS 150 million (approximately $40 million) out of the loan amount was advanced, which was used to finance the Borrower's activity as defined in the financing agreement. In June 2025, additional NIS 150 million (approximately $40 million) was advanced to OPC Israel.

In Q3 2025, OPC Israel entered into a financing agreement with Bank Hapoalim Ltd. for an extension of loan of NIS 400 million (approximately $117 million), of which NIS 200 million (approximately $59 million) has been advanced on the date of signing. The remaining NIS 200 million (approximately $59 million) is expected to be drawn by the end of 2025.

As of December 31, 2025, OPC complied with financial covenants attached to its issued debentures and outstanding financing agreements.

B.
Loan facilities in CPV Group

On October 22, 2025, the CPV Group and Bank Leumi le-Israel B.M. signed a financing agreement for a loan totaling $300 million, to finance part of the CPV Group's share in the equity required for the Basin Ranch project. The agreement was completed on October 28, 2025, upon the financial closing of the TEF Loan (as defined below). In view of the signing of an agreement to acquire the remaining ownership interests in the project as stated in Note 10, in January 2026 CPV Group and Bank Leumi entered into an amendment to increase the financing by $130 million. Subsequently in 2026, the agreement to acquire the remaining ownership interests in the project was completed such that CPV Group holds all ownership interests in the project.

A senior loan agreement with Texas Energy Fund (hereinafter - “TEF”), managed by the Public Utility Commission of Texas (hereinafter - “PUCT”), was entered into to finance the Basin Ranch project’s construction. The amount of financing approximates to $1.1 billion at fixed annual interest of 3%, of which, a current drawdown of $191 million as of December 31, 2025. In 2025, CPV Shore entered into a new refinancing agreement of $436 million. Upon completion of the refinancing, CPV Shore received $80 million from its equity holders, with CPV Group contributing approximately $71 million.

2.	Debentures

A.
Series B Debentures

During Q3 2025, OPC announced that its board of directors approved a partial early redemption of approximately NIS 256 million (approximately $75 million) par value of its Series B Bonds of approximately NIS 48 million (approximately $14 million). The amount redeemed for the partial early repayment, including linkage is approximately NIS 302 million ($91 million).

B.
Series D Debentures

In January 2024, OPC issued Series D Debentures with a par value of approximately NIS 200 million (approximately $55 million) (hereinafter – “Series D Debentures”), with the proceeds of the issuance to be used for the OPC’s needs, including to refinance current financial debt. The debentures are listed on the TASE, are not CPI-linked and bear annual interest of 6.2%. The principal and interest for Series D Debentures will be repaid in unequal semi-annual payments (on March 25, and September 25 of each of the years), starting from March 25, 2026 in relation to the principal and September 25, 2024 in relation to interest.

In November 2025, OPC announced that it is offering NIS 460 million (approximately $140 million) of Series D Bonds.